Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    May 31, 2016

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	6/30/2016	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    May 1, 2016 to May 31, 2016

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$7,263,630.96	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	573,783.30		5,526,788.10
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$573,783.30		$5,526,788.10

3.	Cash Disbursements
	Operations	1,032,297.95		8,637,978.07
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	94,500.00		215,948.09
	Other	0		0

	Total Cash Disbursements	$1,126,797.95		$8,853,926.16

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(553,014.65)		(3,327,138.06)

5.	Ending Cash Balance (to Form 2-C)	$6,710,616.31	(2)	$6,710,616.31	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	6,481,956.55

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	None	0.00

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	228,659.76

TOTAL (must agree with Ending Cash Balance above)		$6,710,616.31	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    May 1,  2016 to May 31,  2016

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
5/04/2016	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	$34.04
5/04/2016	Peak Powder River Resoures LLC	Revenue - non-operated properties	104.00
5/04/2016	Kerr-McGee Oil & Gas	Revenue - non-operated properties	734.63
5/04/2016	BreitBurn Operating LP	Revenue - non-operated properties	2,226.54
5/04/2016	GMT Exploration Co., LLC	Revenue - non-operated properties	324.63
5/04/2016	Aethon Energy Operating LLC	Revenue - non-operated properties	445.16
5/04/2016	Continental Resources, Inc.	Revenue - non-operated properties	1,641.58
5/04/2016	Oasis Petroleum North America	Revenue - non-operated properties	1,044.64
5/04/2016	Petro Harvester	Revenue - non-operated properties	1.31
5/04/2016	Jackal Oil Company	Joint interest billing reimbursement	3.40
5/06/2016	Mike Bonds	Joint interest billing reimbursement	11.68
5/06/2016	Pinnacol Assurance	Refund	234.00
5/06/2016	Warren Resources	Joint interest billing reimbursement	66,701.20
5/06/2016	Chaco Energy Co.	Revenue - non-operated properties	150.80
5/06/2016	Sunshine Valley Petroleum Corp	Revenue - non-operated properties	196.80
5/13/2016	Providence Energy Corp.	Joint interest billing reimbursement	8.89
5/13/2016	Carbon Creek Energy, LLC	Revenue - non-operated properties	666.89
5/13/2016	Warren Resources	Joint interest billing reimbursement	59,646.39
5/13/2016	Cajun-Ivy Investments	Joint interest billing reimbursement	13.61
5/13/2016	John Lockridge	Joint interest billing reimbursement	720.83
5/20/2016	ANB BANK	Interest	1.73
5/20/2016	ANB BANK	Interest	8.63
5/20/2016	Shell Trading	Revenue - non-operated properties	15,781.40
5/20/2016	Forestar Petroleum Corp.	Revenue - non-operated properties	722.86
5/20/2016	PetroHill Resources, LLC	Joint interest billing reimbursement	11.05
5/20/2016	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	42.45
5/20/2016	Black Bear Oil Corp.	Revenue - non-operated properties	0.74
5/20/2016	Plains Marketing, L.P.	Revenue - operated properties	7,205.00
5/20/2016	XTO Energy	Revenue - non-operated properties	616.55
5/25/2016	ConocoPhillips Company	Revenue - non-operated properties	8,303.30
5/25/2016	XTO Energy	Revenue - non-operated properties	366.93
5/25/2016	Tundra Resources LLC	Joint interest billing reimbursement	29.04
5/25/2016	Wind River Resources	Joint interest billing reimbursement	47.38
5/25/2016	Statoil Oil & Gas LP	Revenue - non-operated properties	2,894.77
5/25/2016	SM Energy	Revenue - non-operated properties	3,654.04
5/25/2016	SM Energy	Revenue - non-operated properties	935.21
5/31/2016	Summit Energy LLC	Revenue - operated and non-op	398,251.20

		Total Cash Receipts	$573,783.30	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    May 1,  2016 to May 31,  2016

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
05/02/2016	45383	Drummond Refrigeration LLC	Field operating expenses	$139.02
05/02/2016	45384	Gary Grinsfelder	Employee expense reimbursement	1,748.28
05/02/2016	45385	Rocky Mountain Power	Field operating expenses	128,167.37
05/02/2016	45386	Rocky Mountain Power	Field operating expenses	326.90
05/02/2016	45387	Rocky Mountain Power	Field operating expenses	865.63
05/02/2016	45388	Rosemont WTC Denver	Rents and leases	5,420.58
05/06/2016	45389	Adam Fenster	Employee expense reimbursement	500.00
05/06/2016	45390	Alsco	Field operating expenses	298.80
05/06/2016	45391	Bob Hunter	Employee expense reimbursement	365.27
05/06/2016	45392	Complete Energy Services, Inc.	Field operating expenses	2,016.96
05/06/2016	45393	Cook Chevrolet, Inc.	Field operating expenses	1,366.96
05/06/2016	45394	DNOW03	Field operating expenses	1,571.69
05/06/2016	45395	Dustin Habel	Employee expense reimbursement	229.91
05/06/2016	45396	John McDiffett	Employee expense reimbursement	856.43
05/06/2016	45397	Konica Minolta	General and administrative expenses	673.72
05/06/2016	45398	Kutner Brinen Garber, P.C.	Legal and professional fees - Committee counsel	3,518.59
05/06/2016	45399	RapidScale, Inc.	Field operating expenses	250.00
05/06/2016	45400	Sam Ellis	Field operating expenses	1,268.00
05/06/2016	45401	Source Equipment	Field operating expenses	2,170.88
05/06/2016	45402	Staples Advantage	General and administrative expenses	593.01
05/06/2016	45403	Tin Boy Garage, LLC	Field operating expenses	203.31
05/06/2016	45404	Union Telephone Company	Field operating expenses	888.10
05/06/2016	45405	United Site Services of NV,Inc	Field operating expenses	527.81
05/06/2016	45406	Valley Backhoe & Construction	Field operating expenses	2,555.82
05/06/2016	45407	Winchester Well Service, Inc.	Field operating expenses	17,758.33
05/10/2016	45408	Anne Wilcoxson	Payment of royalties/overrides	152.87
05/10/2016	45409	Belinda R. Ervin	Payment of royalties/overrides	76.45
05/10/2016	45410	Charlene A. Carpenter	Payment of royalties/overrides	130.45
05/10/2016	45411	Corinthian Believer Fellowship	Payment of royalties/overrides	611.51
05/10/2016	45412	D. L. Carpenter	Payment of royalties/overrides	64.21
05/10/2016	45413	Fritz I. Merback	Payment of royalties/overrides	28.47
05/10/2016	45414	Janice Bacon Walker	Payment of royalties/overrides	152.87
05/10/2016	45415	Kfrt	Payment of royalties/overrides	54.36
05/10/2016	45416	Lubnau, LLC	Payment of royalties/overrides	128.41
05/10/2016	45417	M. G. Cook	Payment of royalties/overrides	64.21
05/10/2016	45418	Mark Merback	Payment of royalties/overrides	28.47
05/10/2016	45419	Mullinnix LLC	Payment of royalties/overrides	557.16
05/10/2016	45420	Paula Kay Herzog	Payment of royalties/overrides	76.45
05/10/2016	45421	Ricki Jo Eslinger	Payment of royalties/overrides	28.47

05/10/2016	45422	Wesley R. Clark	Payment of royalties/overrides	152.87
05/10/2016	45423	William C. Eiland	Payment of royalties/overrides	305.75
05/13/2016	45424	Alsco	Field operating expenses	426.43
05/13/2016	45425	Baggs Solid Waste Disposal Dis	Field operating expenses	100.00
05/13/2016	45426	Barry W. Spector	Legal and professional fees - Debtor	312.50
05/13/2016	45427	Comcast	General and administrative expenses	141.00
05/13/2016	45428	Complete Energy Services, Inc.	Field operating expenses	4,436.10
05/13/2016	45429	Culligan, Inc.	General and administrative expenses	29.00
05/13/2016	45430	Davis Family Inc.	Field operating expenses	1,037.66
05/13/2016	45431	Dubois Telephone Exchange	Field operating expenses	316.37
05/13/2016	45432	Homax Oil Sales Inc.	Field operating expenses	2,309.66
05/13/2016	45433	KLX Energy Services LLC	Field operating expenses	1,657.84
05/13/2016	45434	Kutner Brinen Garber, P.C.	Legal and professional fees - Committee counsel	1,029.00
05/13/2016	45435	Lindquist & Vennum LLP	Legal and professional fees - Debtor	13,416.93
05/13/2016	45436	Norco	Field operating expenses	97.93
05/13/2016	45437	PDS Energy Information Inc.	General and administrative expenses	226.10
05/13/2016	45438	Patrick R. Sheehan	Field operating expenses	700.00
05/13/2016	45439	RapidScale, Inc.	Field operating expenses	500.00
05/13/2016	45440	Rawlins Automotive, Inc.	Field operating expenses	84.76
05/13/2016	45441	Robidoux Oilfield Services	Field operating expenses	699.15
05/13/2016	45442	State of North Dakota	General and administrative expenses	25.00
05/13/2016	45443	State of Utah	General and administrative expenses	70.00
05/13/2016	45444	Support.com, Inc.	General and administrative expenses	29.01
05/13/2016	45445	Telnes Broadband	Field operating expenses	1,174.90
05/13/2016	45446	Tin Boy Garage, LLC	Field operating expenses	21.20
05/13/2016	45447	True Value of Rawlins	Field operating expenses	94.73
05/13/2016	45448	United Site Services of NV,Inc	Field operating expenses	565.98
05/13/2016	45449	United Supply of the Rockies	Field operating expenses	61.93
05/13/2016	45450	Verizon Wireless	Field operating expenses	73.45
05/13/2016	45451	Warren Resources	Joint interest billing reimbursement	89,655.08
05/13/2016	45452	Western Star Communications	Field operating expenses	137.50
05/16/2016	45453	Office of State Lands & Invest	Royalties	3,578.80
05/18/2016	45454	All American Records	General and administrative expenses	189.11
05/18/2016	45455	Amy Lawton	Employee expense reimbursement	19.99
05/18/2016	45456	Cassidy Mikesell, D.B.A	Field operating expenses	2,170.00
05/18/2016	45457	Energy Laboratories, Inc.	Field operating expenses	847.00
05/18/2016	45458	Oil & Gas Conservation Comm.	Production taxes	178.56
05/18/2016	45459	Skyline Motors Inc.	Field operating expenses	1,390.50
05/18/2016	45460	Staples Advantage	General and administrative expenses	368.76
05/18/2016	45461	Todd Hathaway	General and administrative expenses	700.00
05/18/2016	45462	Winchester Well Service, Inc.	Field operating expenses	8,112.33
05/18/2016	45463	Wyoming Depart of Revenue	Production taxes	21,379.28
05/26/2016	45464	Alsco	Field operating expenses	1,001.48
05/26/2016	45465	Anadarko E&P Onshore LLC	Joint interest billing payment	3,347.92
05/26/2016	45466	Apex Companies, LLC	Field operating expenses	18,722.95
05/26/2016	45467	Burlington Resources	Joint interest billing payment	17,667.64
05/26/2016	45468	C&G Roustabout Services, LLC	Field operating expenses	1,362.64

05/26/2016	45469	CSI Compressco Inc.	Field operating expenses	17,111.71
05/26/2016	45470	Chaco Energy Co.	Joint interest billing payment	280.10
05/26/2016	45471	Chevron USA, Inc.	Joint interest billing payment	903.84
05/26/2016	45472	Computershare Trust Co, Inc.	General and administrative expenses	870.08
05/26/2016	45473	DNOW03	Field operating expenses	2,529.82
05/26/2016	45474	Emtech Inc.	Field operating expenses	3,017.00
05/26/2016	45475	EnerCom, Inc.	Field operating expenses	212.50
05/26/2016	45476	GMT Exploration Comp. LLC	Joint interest billing payment	595.43
05/26/2016	45477	Homax Oil Sales Inc.	Field operating expenses	2,408.93
05/26/2016	45478	IHS Global Inc.	Field operating expenses	2,586.29
05/26/2016	45479	Jones & Keller, P.C.	Legal and professional fees - Debtor	225.00
05/26/2016	45480	Lindquist & Vennum LLP	Legal and professional fees - Debtor	18,549.04
05/26/2016	45481	Moncrief Royalty Account	Joint interest billing payment	278.05
05/26/2016	45482	Neofirma, Inc.	General and administrative expenses	1,851.00
05/26/2016	45483	Omimex Petroleum Inc	Joint interest billing payment	221.12
05/26/2016	45484	PMI, Inc.	Field operating expenses	55.50
05/26/2016	45485	Powder River Energy Group	Field operating expenses	341.81
05/26/2016	45486	Ron's Contract Pumping Serv.	Field operating expenses	603.00
05/26/2016	45487	SM Energy	Joint interest billing payment	739.81
05/26/2016	45488	Shelco	Field operating expenses	1,733.41
05/26/2016	45489	Staples Advantage	General and administrative expenses	21.60
05/26/2016	45490	Support.com, Inc.	General and administrative expenses	2,193.00
05/26/2016	45491	Telnes Broadband	Field operating expenses	633.72
05/26/2016	45492	True Value of Rawlins	Field operating expenses	104.09
05/26/2016	45493	United Site Services of NV,Inc	Field operating expenses	1,143.03
05/26/2016	45494	Weatherford Artifical Lift	Field operating expenses	28,137.75
05/26/2016	45495	Winchester Well Service, Inc.	Field operating expenses	10,872.36
05/26/2016	45496	Yates Petroleum Corporation	Joint interest billing payment	296.79
05/26/2016	45497	Zavanna, LLC	Joint interest billing payment	981.22
05/04/2006	debit card	Start Meeting	General and administrative expenses	26.90
05/02/2016	debit card	Indeed, Inc	General and administrative expenses	52.34
05/04/2016	debit card	Fed Ex	General and administrative expenses	16.76
05/03/2016	debit card	Fed Ex	General and administrative expenses	16.76
05/03/2016	debit card	Standard Parking, Inc	General and administrative expenses	855.00
05/03/2016	debit card	Towne Park	General and administrative expenses	1,382.99
05/03/2016	debit card	UPS	General and administrative expenses	35.52
05/03/2016	debit card	UPS	General and administrative expenses	19.21
05/09/2016	debit card	State of Maryland	General and administrative expenses	40.00
05/10/2016	debit card	UPS	General and administrative expenses	33.92
05/11/2016	debit card	AZ Locators LLC	Field operating expenses	980.00
05/12/2016	debit card	Fed Ex	General and administrative expenses	33.58
05/12/2016	debit card	Francotyp-Postalia, Inc.	General and administrative expenses	500.00
05/13/2016	debit card	Avis Car Rental	Field operating expenses	233.60
05/18/2016	debit card	Grainger	Field operating expenses	227.31
05/18/2016	debit card	Grainger	Field operating expenses	66.14
05/19/2016	debit card	Fed Ex	General and administrative expenses	16.46
05/23/2016	debit card	Fed Ex	General and administrative expenses	16.46
05/23/2016	debit card	CED Inc.	Field operating expenses	234.44
05/23/2016	debit card	CED Inc.	Field operating expenses	15.30
05/23/2016	debit card	Fed Ex	General and administrative expenses	19.64
05/23/2016	debit card	Wyoming Secretary of State	General and administrative expenses	52.00
05/24/2016	debit card	Winn-Marion Barber, LLC	Field operating expenses	1,441.95
05/25/2016	debit card	Winn-Marion Barber, LLC	Field operating expenses	269.72
05/31/2016	debit card	Avis Car Rental	Field operating expenses	143.52

05/31/2016	debit card	Fed Ex	General and administrative expenses	22.10
05/02/2016	wire	Department of the Interior	Royalties - March 2016	41,793.25
05/06/2016	wire	Warren Resources	Joint interest billing payment	83,451.27
05/06/2016	wire	Warren Resources	Joint interest billing payment	6,203.81
05/13/2016	wire	Bracewell & Giuliani LLP	Legal and professional fees - secured Lender	179,607.22
05/31/2016	wire	Department of the Interior	Royalties - April 2016	43,221.66
05/06/2016	wire	Discovery	Company Payroll - period ending 5/6/16	97,031.32
05/20/2016	wire	Discovery	Company Payroll - period ending 5/20/16	97,380.28

			Total Cash Disbursements	$1,032,297.95	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    May 31,  2016

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$6,710,616	$10,037,754
Accounts Receivable (from Form 2-E)		936,104	1,843,543
Receivable from Officers, Employees, Affiliates		(91,884)	408,716
Inventory		2,076,630	1,995,798
Other Current Assets :(List)	Cash held in escrow	282,981	303,393
	Prepaid expenses and deposits	339,952	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$10,254,399	$15,501,971

Fixed Assets (at cost):
Land		$1,169,013	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,331,002	166,099,098
Total Fixed Assets		167,500,015	167,268,109
Less: Accumulated Depreciation		(111,848,209)	(107,050,551)
Net Fixed Assets		$55,651,806	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	104,484	104,484
TOTAL ASSETS		$71,283,207	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$803,949	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		343,634	-
Post-petition Taxes Payable (from Form 2-E)		307,143	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	256,284	-
	Other accrued liabilities and expenses	548,107	-
Total Post Petition Liabilities		$2,259,117	$2,548

Pre Petition Liabilities:
Secured Debt		40,901,991	42,874,598
Priority Debt		110,933	178,428
Unsecured Debt		10,449,075	11,429,928
Total Pre Petition Liabilities		51,461,999	54,482,954

TOTAL LIABILITIES		$53,721,116	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(9,043,819)	-
TOTAL OWNERS' EQUITY		$17,562,091	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$71,283,207	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    May 1,  2016 to May 31,  2016

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$499,362	$4,494,009
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$499,362	$4,494,009

Cost of Goods Sold	779,995	5,403,959

Gross Profit	$(280,663)	$(909,950)

Operating Expenses:
Officer Compensation	$53,844	$429,978
Selling, General and Administrative	132,854	911,656
Rents and Leases	5,421	82,663
Depreciation, Depletion and Amortization	647,978	4,797,659
Other (list):	0	0
	0	0

Total Operating Expenses	$840,097	$6,221,956

Operating Income (Loss)	$(1,120,730)	$(7,131,906)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	105	3,441
Interest Expense	(36,309)	(631,190)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(36,204)	$(844,871)

Reorganization Expenses
Legal and Professional Fees	$167,527	$1,067,042
Other Reorganization Expense	0	0

Total Reorganization Expenses	$167,527	$1,067,042

Net Income (Loss) Before Income Taxes	$(1,324,461)	$(9,043,819)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(1,324,461)	$(9,043,819)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    May 1,  2016 to May 31,  2016

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	22,692	(22,692)	$ -
Employee FICA taxes withheld	$ -	11,580	(11,580)	$ -
Employer FICA taxes	$ -	11,852	(11,852)	$ -
Unemployment taxes	$ -	1	(1)	$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -	477	(477)	$ -
Other:_state income tax withheld	$ -	3,259	(3,259)	$ -
Local
Personal property taxes	$ 228,355	28,789		$ 257,143
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 37,872	33,783	(21,656)	$ 49,999
			Total unpaid post-petition taxes	$ 307,143

(1)  For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2017	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2016	10/1/2016
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2016	10/1/2016
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2016	10/1/2016
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	7/1/2016
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    May 1,  2016 to May 31,  2016

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				90,827	90,827
Post-petition receivables	762,398	209	60,396	22,274	845,277
Total	762,398	209	60,396	113,101	936,104

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	548,866	6,247	80,161	168,675	803,949
Other Payables
Total	548,866	6,247	80,161	168,675	803,949

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel	$ 23,376	$ 15,000			$ 103,293
Counsel for Unsecured
Creditors' Committee		$ 5,000	($4,548)		$ 50,510
Trustee's Counsel
Accountant
Creditor Counsel	$ 190,286	$ 25,000	($179,607)		$ 50,000
Creditor Advisors	$ 14,998	$ 99,500			$ 60,000
Other:		$ 51,254	($19,087)		$ 79,831
Total	$ 228,660	$ 195,754	($203,242)		$ 343,634
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Charles Chambers	Chief Executive Officer		Compensation - 5/6, 5/20		$ 23,076
Gary Grinsfelder	Chief Operating Officer		Compensation - 5/6, 5/20		15,384
Gary Grinsfelder	Chief Operating Officer		Expense reimbursement		1,748
Adam Fenster	Chief Financial Officer		Compensation - 5/6, 5/20		15,384
Adam Fenster	Chief Financial Officer		Expense reimbursement		500

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           May 31,  2016

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016	$	$ 1,537,156
February	2016		$ 933,669
March	2016		$ 1,103,173

TOTAL 1st Quarter		$	$ 3,573,997	$	$ 10,400	45336	April 22, 2016

April	2016	$	$ 784,908
May	2016		$ 1,126,798
June			$ 0

TOTAL 2nd Quarter		$	$ 1,911,706	$

July		$	$ 0
August			$ 0
September			$ 0

TOTAL 3rd Quarter		$	$ 0	$

October	2015	$	$ 0
November	2015		$ 398,425
December	2015		$ 2,969,798

TOTAL 4th Quarter		$	$ 3,368,223	$	$ 10,400	43938	January 27, 2016

FEE SCHEDULE (as of MAY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee
$0 to $14,999.....................		$ 325			$1,000,000 to $1,999,999....................		$ 6,500
$15,000 to $74,999.............		$ 650			$2,000,000 to $2,999,999...................		$ 9,750
$75,000 to $149,999.............		$ 975			$3,000,000 to $4,999,999.....................		$ 10,400
$150,000 to $224,999.........		$ 1,625			$5,000,000 to $14,999,999 …….		$ 13,000
$225,000 to $299,999..........		$ 1,950			$15,000,000 to $29,999,999….		$ 20,000
$300,000 to $999,999.........................		$ 4,875			$30,000,000 or more		$ 30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    May 31,  2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from May 1st through May 31st, there were no unusual or non-recurring accounting transactions reflected in the accompanying financial statements.

The Debtor continues to realize cost savings in general and administrative expenses, as well as in certain field operating expenses, as a result of the realignment of its staff and other steps taken to reduce costs.

The Debtor continues discussions with the secured lenders about their desired plans to move forward. Once agreement has been reached regarding such plans, the Plan already submitted by the Debtor will be modified or amended, as needed.

Rev. 1/15/14